UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/15

The following N-CSR relates only to the Registrant's series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR Form will be filed for those series, as appropriate.

DREYFUS ACTIVE MIDCAP FUND

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Active MidCap Fund

ANNUAL REPORT December 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Active MidCap Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2015, through December 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

2015 was a year of varied and, at times, conflicting economic influences. On one hand, the U.S. economy continued to grow as domestic labor markets posted significant gains, housing markets recovered, and lower fuel prices put cash in consumers’ pockets. Indeed, these factors, along with low inflation, prompted the Federal Reserve Board in December to raise short-term interest rates for the first time in nearly a decade. On the other hand, the global economy continued to disappoint, particularly in China and other emerging markets, when reduced industrial demand and declining currency values sparked substantial declines in commodity prices.

Although several broad measures of stock and bond performance ended 2015 roughly unchanged, high levels of volatility prevailed across most financial markets. Among U.S. equities, moderate gains from consumer discretionary and health care stocks were balanced by pronounced weakness in the energy and materials sectors. Bonds also saw bifurcated performance, with municipal bonds and intermediate-term U.S. government securities faring well compared to high yield and emerging-markets debt.

Market volatility is likely to persist until investors see greater clarity from the global economy. We expect to see wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets in 2016, suggesting that selectivity may be an important determinant of investment success. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President
The Dreyfus Corporation
January 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through December 31, 2015, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2015, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 1.69%, Class C shares returned 0.82%, Class I shares returned 1.88% and the Class Y return was 5.46% from inception on 9/1/2015.1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), achieved a total return of –2.44% for the same period.2

Midcap stocks in 2015 produced moderate losses, on average, due to concerns surrounding deteriorating global economic sentiment and sharply declining commodity prices. The fund outperformed its benchmark and generated positive absolute returns, as our stock selection strategy produced above-average results in seven of the Index’s 10 economic sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, as represented by the Russell Midcap Index. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings, and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations. We generally maintain sector concentrations that are roughly in line with the Index. We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Global Economic Concerns Sparked Market Turmoil

The reporting period began in the wake of a stock market rally stemming from robust U.S. employment gains and improved consumer and business confidence. The rally paused early in 2015 amid disappointing domestic economic data, but the market’s advance soon got back on track, driving the Russell Midcap Index to record highs by late March.

However, later in the spring, a debt crisis in Greece and slowing economic growth in China sent U.S. stock prices broadly lower. Midcap stocks dipped into negative territory in August after Chinese authorities devalued the country’s currency, but a strong rally in October mostly erased previous losses when U.S labor markets continued to gain momentum and several U.S. companies reported better-than-expected financial results. Investors again grew concerned that global economic instability and falling energy prices might dampen economic conditions in the United States, and midcap stocks declined over the final months of the year.

In this environment, midcap stocks generally trailed large-cap stocks. Moreover, investors favored companies exhibiting high levels of earnings growth, often regardless of expensive valuations.

DISCUSSION OF FUND PERFORMANCE (continued)

Stock Selection Process Buoyed Relative Performance

The fund had strong relative results during 2015, enabling the fund to generate positive absolute returns even as its benchmark lost value. The fund achieved especially strong relative performance in the hard-hit energy sector, which struggled with falling oil and gas prices. The fund effectively cushioned those losses by focusing on companies that appeared well positioned to withstand the market downturn. For example, refiner Tesoro benefited from lower input costs and rising consumer demand for lower-cost gasoline. Energy services provider Cameron International gained value when it received a takeover offer from a larger company at a substantial premium to its stock price at the time.

The fund also fared particularly well in the health care sector, where specialty drug developer Hospira was acquired by industry leader Pfizer. In the information technology sector, Internet services provider VeriSign advanced amid robust domain-name renewal volumes and rising demand from international customers for .com and .net web addresses. Meanwhile, semiconductor manufacturer Integrated Device Technology exceeded analysts’ earnings expectations in successive quarterly reports and increased its share buyback program.

Laggards during 2015 were primarily concentrated in the financials sector. Most notably, investment manager Waddell & Reed Financial reported inconsistent earnings and revenues during the year, and investors grew increasingly concerned about the potential for heightened regulatory oversight. In other areas, semiconductor maker Micron Technology ranked among the fund’s greater disappointments for the reporting period, as sales and earnings expectations fell short of expectations in an environment of weak personal computer sales. Finally, a number of holdings in the utilities sector mildly hampered the fund’s relative results.

Companies with Solid Fundamentals

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of midcap companies and industry groups. Recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. As the fund’s holdings reach fuller valuations, we typically replace them with high quality companies that display attractive valuations. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
¹ Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
²  SOURCE: LIPPER INC. -- Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Active MidCap Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell Midcap Index

† Source: Lipper Inc.
††The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Active MidCap Fund on 12/31/05 to a $10,000 investment made in the Russell Midcap Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/15
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	-4.15%	10.87%	4.76%
without sales charge	1/29/85	1.69%	12.19%	5.38%
Class C shares
with applicable redemption charge †	11/27/02	-0.16%	11.25%	4.53%
without redemption	11/27/02	0.82%	11.25%	4.53%
Class I shares	11/27/02	1.88%	12.37%	5.41%
Class Y shares	9/1/15	1.93%††	12.38%††	5.42%††
Russell Midcap Index		-2.44%	11.44%	8.00%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from July 1, 2015 to December 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2015†
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††	$ 5.66	$ 9.85	$ 4.52	$ 2.69
Ending value (after expenses)	$ 968.60	$ 964.50	$ 969.80	$ 1,054.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2015†††
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000††††	$ 5.80	$ 10.11	$ 4.63	$ 4.02
Ending value (after expenses)	$ 1,019.46	$ 1,015.17	$ 1,020.62	$ 1,021.22

† From September 1, 2015 (commencement of initial offering) to December 31, 2015 for Class Y.
†† Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.99% for Class C and .91% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are equal to the fund’s annualized expense ratio of .79% for Class Y, multiplied by the average account value over the period, multiplied by 121/365 (to reflect the actual days in the period).
††† Please note that while Class Y shares commenced operations on September 1, 2015, hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period July 1, 2015 to December 31, 2015.
†††† Expenses are equal to the fund’s annualized expense ratio of 1.14% for Class A, 1.99% for Class C, .91% for Class I and .79% Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2015

Common Stocks - 98.0%	Shares		Value ($)
Automobiles & Components - 2.4%
Lear	69,600		8,548,968
Visteon	34,800	[a]	3,984,600
			12,533,568
Banks - 5.8%
BancorpSouth	199,300		4,781,207
Cathay General Bancorp	222,500		6,970,925
First Horizon National	366,500		5,321,580
KeyCorp	533,700		7,039,503
SunTrust Banks	160,800		6,888,672
			31,001,887
Capital Goods - 8.1%
Allison Transmission Holdings	146,300		3,787,707
Huntington Ingalls Industries	63,800		8,093,030
Lincoln Electric Holdings	116,100		6,024,429
Owens Corning	89,300		4,199,779
PACCAR	94,900		4,498,260
Rockwell Automation	29,700		3,047,517
Spirit Aerosystems Holdings, Cl. A	150,800	[a]	7,550,556
Textron	75,700		3,180,157
Trinity Industries	112,600		2,704,652
			43,086,087
Consumer Durables & Apparel - 1.7%
Brunswick	141,900		7,167,369
Carter's	21,100		1,878,533
			9,045,902
Consumer Services - 5.3%
Brinker International	87,600		4,200,420
Darden Restaurants	30,100		1,915,564
Jack in the Box	87,400		6,704,454
ServiceMaster Global Holdings	202,900	[a]	7,961,796
Wyndham Worldwide	98,300		7,141,495
			27,923,729
Diversified Financials - 5.4%
Affiliated Managers Group	26,200	[a]	4,185,712
FactSet Research Systems	23,900		3,885,423
Moody's	88,600		8,890,124
T. Rowe Price Group	117,000		8,364,330

Common Stocks - 98.0% (continued)	Shares		Value ($)
Diversified Financials - 5.4% (continued)
Waddell & Reed Financial, Cl. A	123,400		3,536,644
			28,862,233
Energy - 6.3%
Cameron International	71,900	[a]	4,544,080
CVR Energy	118,900	[b]	4,678,715
HollyFrontier	61,600		2,457,224
Marathon Petroleum	40,600		2,104,704
ONEOK	115,400		2,845,764
Tesoro	81,100		8,545,507
Western Refining	36,500		1,300,130
World Fuel Services	183,900		7,072,794
			33,548,918
Food & Staples Retailing - 1.8%
Kroger	192,400		8,048,092
SUPERVALU	235,300	[a]	1,595,334
			9,643,426
Food, Beverage & Tobacco - 4.8%
Boston Beer, Cl. A	13,600	[a,b]	2,745,976
Bunge	56,600		3,864,648
Coca-Cola Enterprises	85,200		4,195,248
Ingredion	56,800		5,443,712
Mead Johnson Nutrition	75,700		5,976,515
Pilgrim's Pride	67,900	[b]	1,499,911
Tyson Foods, Cl. A	37,400		1,994,542
			25,720,552
Health Care Equipment & Services - 5.9%
Cigna	18,500		2,707,105
DENTSPLY International	138,200		8,409,470
Edwards Lifesciences	3,400	[a]	268,532
Health Net	52,700	[a]	3,607,842
Hologic	205,200	[a]	7,939,188
Molina Healthcare	34,700	[a]	2,086,511
Teleflex	37,700		4,955,665
Universal Health Services, Cl. B	10,000		1,194,900
			31,169,213
Insurance - 2.6%
Aon	25,400		2,342,134
Hartford Financial Services Group	36,800		1,599,328
Lincoln National	59,200		2,975,392

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.0% (continued)	Shares		Value ($)
Insurance - 2.6% (continued)
Reinsurance Group of America	27,600		2,361,180
Unum Group	127,300		4,237,817
			13,515,851
Materials - 2.6%
Celanese, Ser. A	68,000		4,578,440
Crown Holdings	83,600	[a]	4,238,520
Mosaic	98,400		2,714,856
Steel Dynamics	112,800		2,015,736
			13,547,552
Media - .2%
News Corp., Cl. A	65,400		873,744
Pharmaceuticals, Biotechnology & Life Sciences - 7.3%
Agilent Technologies	111,500		4,661,815
Charles River Laboratories International	81,100	[a]	6,519,629
Mettler-Toledo International	25,910	[a]	8,786,858
PerkinElmer	41,400		2,217,798
United Therapeutics	47,700	[a]	7,470,297
Zoetis	194,800		9,334,816
			38,991,213
Real Estate - 5.6%
CBRE Group, Cl. A	9,300	[a]	321,594
Corrections Corporation of America	163,379	[c]	4,327,910
General Growth Properties	311,300	[c]	8,470,473
Host Hotels & Resorts	383,900	[c]	5,889,026
Post Properties	57,600	[c]	3,407,616
Prologis	38,600	[c]	1,656,712
Taubman Centers	74,100	[c]	5,684,952
			29,758,283
Retailing - 7.5%
Bed Bath & Beyond	112,300	[a,b]	5,418,475
Best Buy	31,800	[b]	968,310
Big Lots	146,200		5,634,548
Dollar General	120,700		8,674,709
Foot Locker	115,800		7,537,422
GNC Holdings, Cl. A	50,000		1,551,000
Macy's	21,000		734,580
O'Reilly Automotive	37,480	[a]	9,498,182
			40,017,226

Common Stocks - 98.0% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 2.7%
Integrated Device Technology	283,000	[a]	7,457,050
Skyworks Solutions	89,800		6,899,334
			14,356,384
Software & Services - 11.4%
ANSYS	30,900	[a]	2,858,250
Citrix Systems	55,300	[a]	4,183,445
Computer Sciences	76,100		2,486,948
Convergys	85,000		2,115,650
DST Systems	67,500		7,699,050
Electronic Arts	129,900	[a]	8,926,728
Fiserv	92,500	[a]	8,460,050
Intuit	87,300		8,424,450
NeuStar, Cl. A	63,500	[a,b]	1,522,095
Vantiv, Cl. A	36,800	[a]	1,745,056
VeriSign	92,700	[a,b]	8,098,272
WEX	48,400	[a]	4,278,560
			60,798,554
Technology Hardware & Equipment - 1.3%
Ciena	243,200	[a]	5,031,808
NCR	81,000	[a]	1,981,260
NetApp	2,500		66,325
			7,079,393
Telecommunication Services - .8%
CenturyLink	158,500		3,987,860
Transportation - 5.4%
Alaska Air Group	77,600	[b]	6,247,576
C.H. Robinson Worldwide	46,000		2,852,920
JetBlue Airways	167,000	[a]	3,782,550
Old Dominion Freight Line	100,400	[a]	5,930,628
Southwest Airlines	225,600		9,714,336
			28,528,010
Utilities - 3.1%
AES	94,600		905,322
CMS Energy	71,000		2,561,680
Entergy	45,200		3,089,872
FirstEnergy	258,400		8,199,032
Public Service Enterprise Group	49,900		1,930,631
			16,686,537
Total Common Stocks (cost $463,078,113)			520,676,122

STATEMENT OF INVESTMENTS (continued)

Other Investment - 1.3%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $6,689,475)	6,689,475	[d]	6,689,475
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $5,868,670)	5,868,670	[d]	5,868,670
Total Investments (cost $475,636,258)	100.4%		533,234,267
Liabilities, Less Cash and Receivables	(.4%)		(1,898,829)
Net Assets	100.0%		531,335,438

aNon-income producing security.
bSecurity, or portion thereof, on loan. At December 31, 2015, the value of the fund’s securities on loan was $28,133,272 and the value of the collateral held by the fund was $29,049,301, consisting of cash collateral of $5,868,670 and U.S. Government & Agency securities valued at $23,180,631.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	11.4
Capital Goods	8.1
Retailing	7.5
Pharmaceuticals, Biotechnology & Life Sciences	7.3
Energy	6.3
Health Care Equipment & Services	5.9
Banks	5.8
Real Estate	5.6
Diversified Financials	5.4
Transportation	5.4
Consumer Services	5.3
Food, Beverage & Tobacco	4.8
Utilities	3.1
Semiconductors & Semiconductor Equipment	2.7
Insurance	2.6
Materials	2.6
Automobiles & Components	2.4
Money Market Investments	2.4
Food & Staples Retailing	1.8
Consumer Durables & Apparel	1.7
Technology Hardware & Equipment	1.3
Telecommunication Services	.8
Media	.2
100.4

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $28,133,272)—Note 1(b):
Unaffiliated issuers	463,078,113	520,676,122
Affiliated issuers	12,558,145	12,558,145
Cash		1,789,099
Receivable for shares of Common Stock subscribed		3,004,503
Dividends and securities lending income receivable		671,690
Prepaid expenses		36,544
		538,736,103
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		496,852
Liability for securities on loan—Note 1(b)		5,868,670
Payable for shares of Common Stock redeemed		922,490
Accrued expenses		112,653
		7,400,665
Net Assets ($)		531,335,438
Composition of Net Assets ($):
Paid-in capital		469,352,554
Accumulated undistributed investment income—net		163,343
Accumulated net realized gain (loss) on investments		4,221,532
Accumulated net unrealized appreciation (depreciation) on investments		57,598,009
Net Assets ($)		531,335,438

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	488,570,878	7,404,624	35,358,916	1,020
Shares Outstanding	8,825,025	142,474	634,379	18.30
Net Asset Value Per Share ($)	55.36	51.97	55.74	55.74

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2015

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,734,395
Affiliated issuers	3,970
Income from securities lending—Note 1(b)	297,401
Total Income	9,035,766
Expenses:
Management fee—Note 3(a)	3,961,682
Shareholder servicing costs—Note 3(c)	1,716,766
Professional fees	64,079
Prospectus and shareholders’ reports	54,539
Registration fees	51,025
Distribution fees—Note 3(b)	45,954
Custodian fees—Note 3(c)	42,125
Directors’ fees and expenses—Note 3(d)	40,581
Loan commitment fees—Note 2	5,393
Interest expense—Note 2	34
Miscellaneous	27,055
Total Expenses	6,009,233
Less—reduction in fees due to earnings credits—Note 3(c)	(747)
Net Expenses	6,008,486
Investment Income—Net	3,027,280
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	36,708,592
Net unrealized appreciation (depreciation) on investments	(32,312,759)
Net Realized and Unrealized Gain (Loss) on Investments	4,395,833
Net Increase in Net Assets Resulting from Operations	7,423,113

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2015	[a]	2014
Operations ($):
Investment income—net	3,027,280		1,321,178
Net realized gain (loss) on investments	36,708,592		64,077,730
Net unrealized appreciation (depreciation) on investments	(32,312,759)		(128,519)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,423,113		65,270,389
Dividends to Shareholders from ($):
Investment income—net:
Class A	(2,794,959)		(1,303,866)
Class I	(281,620)		(40,680)
Class Y	(9)		-
Net realized gain on investments:
Class A	(11,993,198)		-
Class C	(190,046)		-
Class I	(765,010)		-
Class Y	(26)		-
Total Dividends	(16,024,868)		(1,344,546)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	52,395,697		17,120,018
Class C	3,179,592		952,120
Class I	35,190,746		5,796,114
Class Y	1,000		-
Dividends reinvested:
Class A	14,074,498		1,228,089
Class C	166,142		-
Class I	1,004,204		35,185
Cost of shares redeemed:
Class A	(62,970,581)		(46,423,312)
Class C	(1,123,987)		(774,543)
Class I	(6,762,446)		(4,076,004)
Increase (Decrease) in Net Assets from Capital Stock Transactions	35,154,865		(26,142,333)
Total Increase (Decrease) in Net Assets	26,553,110		37,783,510
Net Assets ($):
Beginning of Period	504,782,328		466,998,818
End of Period	531,335,438		504,782,328
Undistributed investment income—net	163,343		212,651

	Year Ended December 31,
	2015	[a]	2014
Capital Share Transactions (Shares):
Class A
Shares sold	897,521		324,400
Shares issued for dividends reinvested	251,721		21,990
Shares redeemed	(1,086,887)		(893,202)
Net Increase (Decrease) in Shares Outstanding	62,355		(546,812)
Class C
Shares sold	58,475		18,718
Shares issued for dividends reinvested	3,166		-
Shares redeemed	(20,831)		(15,756)
Net Increase (Decrease) in Shares Outstanding	40,810		2,962
Class I
Shares sold	598,807		106,759
Shares issued for dividends reinvested	17,827		628
Shares redeemed	(116,670)		(78,815)
Net Increase (Decrease) in Shares Outstanding	499,964		28,572
Class Y
Shares sold	18.30		-

[a]		Effective September 1, 2015, the fund commenced offering Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	56.12	49.11	36.47	31.08	32.85
Investment Operations:
Investment income—net[a]	.33	.15	.29	.41	.07
Net realized and unrealized gain (loss) on investments	.64	7.01	12.65	5.41	(1.78)
Total from Investment Operations	.97	7.16	12.94	5.82	(1.71)
Distributions:
Dividends from investment income—net	(.33)	(.15)	(.30)	(.43)	(.06)
Dividends from net realized gain on investments	(1.40)	-	-	-	-
Total Distributions	(1.73)	(.15)	(.30)	(.43)	(.06)
Net asset value, end of period	55.36	56.12	49.11	36.47	31.08
Total Return (%)[b]	1.69	14.58	35.50	18.74	(5.21)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.15	1.15	1.20	1.24
Ratio of net expenses to average net assets	1.13	1.14	1.15	1.20	1.24
Ratio of net investment income to average net assets	.57	.28	.68	1.19	.20
Portfolio Turnover Rate	60.96	73.99	74.57	68.84	83.46
Net Assets, end of period ($ x 1,000)	488,571	491,786	457,146	364,625	351,999

a Based on average shares outstanding.
b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	52.92	46.57	34.67	29.51	31.38
Investment Operations:
Investment income (loss)—net[a]	(.14)	(.28)	(.06)	.08	(.19)
Net realized and unrealized gain (loss) on investments	.59	6.63	11.96	5.15	(1.68)
Total from Investment Operations	.45	6.35	11.90	5.23	(1.87)
Distributions:
Dividends from investment income—net	-	-	-	(.07)	-
Dividends from net realized gain on investments	(1.40)	-	-	-	-
Total Distributions	(1.40)	-	-	(.07)	-
Net asset value, end of period	51.97	52.92	46.57	34.67	29.51
Total Return (%)[b]	.82	13.64	34.32	17.69	(5.93)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	2.01	2.04	2.07	2.04
Ratio of net expenses to average net assets	1.98	2.00	2.00	2.07	2.04
Ratio of net investment income (loss) to average net assets	(.26)	(.57)	(.16)	.23	(.61)
Portfolio Turnover Rate	60.96	73.99	74.57	68.84	83.46
Net Assets, end of period ($ x 1,000)	7,405	5,380	4,597	4,730	6,014

a Based on average shares outstanding.
b Exclusive of sales charge.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	56.67	49.65	36.92	31.47	33.26
Investment Operations:
Investment income—net[a]	.52	.26	.36	.48	.09
Net realized and unrealized gain (loss) on investments	.57	7.10	12.81	5.48	(1.80)
Total from Investment Operations	1.09	7.36	13.17	5.96	(1.71)
Distributions:
Dividends from investment income—net	(.62)	(.34)	(.44)	(.51)	(.08)
Dividends from net realized gain on investments	(1.40)	-	-	-	-
Total Distributions	(2.02)	(.34)	(.44)	(.51)	(.08)
Net asset value, end of period	55.74	56.67	49.65	36.92	31.47
Total Return (%)	1.88	14.84	35.73	18.94	(5.14)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.94	.95	1.04	1.19
Ratio of net expenses to average net assets	.93	.94	.95	1.04	1.17
Ratio of net investment income to average net assets	.92	.50	.80	1.36	.25
Portfolio Turnover Rate	60.96	73.99	74.57	68.84	83.46
Net Assets, end of period ($ x 1,000)	35,359	7,617	5,256	3,380	2,978

a Based on average shares outstanding.

See notes to financial statements.

Year Ended
Class Y Shares	December 31, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	54.64
Investment Operations:
Investment income—net	.24
Net realized and unrealized gain (loss) on investments	2.76
Total from Investment Operations	3.00
Distributions:
Dividends from investment income—net	(.50)
Dividends from net realized gain on investments	(1.40)
Total Distributions	(1.90)
Net asset value, end of period	55.74
Total Return (%)	5.46[b]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[c]
Ratio of net expenses to average net assets	.79[c]
Ratio of net investment income to average net assets	1.25[c]
Portfolio Turnover Rate	60.96
Net Assets, end of period ($ x 1,000)	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.
b Not annualized.
c Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting held on July 27, 2015, the Company’s Board of Directors (the “Board”) approved, effective September 1, 2015: (a) for the fund to offer Class Y shares; and, (b) an increase in the authorized shares of the fund from 70 million to 170 million and authorized 100 million Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 170 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of December 31, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2015 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic Common Stocks†	520,676,122	-	-	520,676,122
Mutual Funds	12,558,145	-	-	12,558,145

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2015, The Bank of New York Mellon earned $78,405 from lending portfolio securities, pursuant to the securities lending agreement.

Effective July 1, 2015, the fund adopted new accounting guidance under Accounting Standards Update No. 2014-11, which requires expanded disclosures related to financial assets pledged in secured financing transactions (such as securities lending) and the related contractual maturity terms of these secured transactions. The type of securities loaned

NOTES TO FINANCIAL STATEMENTS (continued)

for which cash collateral was received, is indicated in the Statement of Investments. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2015 were as follows:

Affiliated Investment Company	Value 12/31/2014 ($)	Purchases ($)	Sales ($)	Value 12/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	4,093,521	59,841,031	57,245,077	6,689,475	1.3
Dreyfus Institutional Cash Advantage Fund	20,894,778	118,560,499	133,586,607	5,868,670	1.1
Total	24,988,299	178,401,530	190,831,684	12,558,145	2.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $34,652, undistributed capital gains $4,221,533 and unrealized appreciation $57,598,009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2015 and December 31, 2014 were as follows: ordinary income $3,076,588 and $1,344,546, and long-term capital gains $12,948,280 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2015, was approximately $3,000 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended December 31, 2015, the Distributor retained $13,770 from commissions earned on sales of the fund’s Class A shares and $4,789 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2015, Class C shares were charged $45,954 pursuant to the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2015, Class A and Class C shares were charged $1,264,381 and $15,318, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2015, the fund was charged $224,946 for transfer agency services and $15,653 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $747.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2015, the fund was charged $42,125 pursuant to the custody agreement.

During the period ended December 31, 2015, the fund was charged $10,946 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $337,389, Distribution Plan fees $4,442, Shareholder Services Plan fees $105,902, custodian fees $28,184, Chief Compliance Officer fees $2,647 and transfer agency fees $18,288.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2015, amounted to $333,828,229 and $318,028,184, respectively.

At December 31, 2015, the cost of investments for federal income tax purposes was $475,636,258; accordingly, accumulated net unrealized appreciation on investments was $57,598,009, consisting of $88,026,626 gross unrealized appreciation and $30,428,617 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on

NOTES TO FINANCIAL STATEMENTS (continued)

November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv- 2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013, Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL, including all cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal was completed in April 2014. Oral argument before the Second Circuit took place on November 5, 2014, and as of January 25, 2016, no decision has been made on the appeals.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014 the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. No date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules. No other responses to the operative complaint in the FitzSimons case are currently due or may be filed.

As of November 30, 2014, no answers to the Fifth Amended Complaint in the FitzSimons case may be filed.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Active MidCap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Active MidCap Fund (one of the series comprising Strategic Funds, Inc.) as of December 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Active MidCap Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2016

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2015 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,076,588 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby reports $1.3999 per share as a long-term capital gain distribution paid on December 23, 2015.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 2-3, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking highest in the Performance Group in several periods), except for the ten-year period when the fund’s performance was below the Performance Group and Performance Universe medians (lowest in the Performance Group). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group median and slightly above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians (lowest in the Expense Group).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 139

———————

Joni Evans (73)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (75)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 60

———————

Hans C. Mautner (78)
Board Member (1984)

Principal Occupation During Past 5 Years:

• President-International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)

• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 24

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (52)
Board Member (1995)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 110

———————

Burton N. Wallack (65)
Board Member (2006)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (74)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 60

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 139 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 164 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 164 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Active MidCap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLDX Class C: DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0085AR1215

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,226 in 2014 and $35,449 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,120 in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,952 in 2014 and $3,479 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,411 in 2014 and $2,310 in 2015.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $23,307,177 in 2014 and $20,055,582 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 23, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:February 23, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)